Exhibit 10.2

FORM OF LOCK-UP AGREEMENT
(SPONSOR)

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [●], among (i) The Air Water Company, a Cayman Islands exempted company (“Holdings”), (ii) Athena Technology Sponsor II, LLC, a Delaware limited company (the “Sponsor”) and (iii) the undersigned individuals, each of whom is a member of SPAC’s (as defined below) board of directors and/or management team (each of such undersigned individuals, an “Insider” and collectively, the “Insiders”).1 Holdings, the Sponsor and the Insiders are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement (as defined below).

WHEREAS, Athena Technology Acquisition Corp. II, a Delaware corporation (“SPAC”), Air Water Ventures Ltd, a private company formed under the Laws of England and Wales (the “Company”) and Holdings, among others, entered into a business combination agreement, dated April 19, 2023 (the “Business Combination Agreement”), pursuant to which the parties thereto shall consummate a series of transactions, including the exchange of all of the SPAC Shares held by the Sponsor and the Insiders into a corresponding number of Holdings Ordinary Shares determined in accordance with the Business Combination Agreement and in accordance with the provisions of applicable Law;

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration to be received by the Sponsor and the Insiders thereunder, the Parties desire to enter into this Agreement, pursuant to which certain Holdings Ordinary Shares to be received by the Sponsor and the Insiders pursuant to the Business Combination Agreement shall become subject to limitations on disposition as set forth herein; and

WHEREAS, as of immediately after the Merger Effective Time, the Sponsor and each Insider will be the holder of record and beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), with the sole power to dispose of (or sole power to cause the disposition of) and the sole power to vote (or sole power to direct the voting of) the Restricted Securities.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated into this Agreement as if fully set forth below, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.	Lock-Up Provisions.

(a)	Subject to Section 1(b) and the other terms of this Agreement, Sponsor and each Insider agrees that it shall not effectuate a Transfer of (i) the Base Restricted Securities during the period commencing on the Closing Date and ending on the date that is the earlier of (x) six (6) months after the Closing and (y) the date following the Closing on which Holdings completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Base Lock-Up Period”) or (ii) the Special Restricted Securities during the period commencing on the Closing Date and ending on the date that is the earliest of (w) eighteen (18) months after the Closing, (x) with respect to fifty percent (50%) of the Special Restricted Securities, the first trading day following the date on which the last reported sale price of Holdings Ordinary Shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (y) with respect to fifty percent (50%) of the Special Restricted Securities, the first trading day following the date on which the last reported sale price of Holdings Ordinary Shares equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) and (z) the date following the Closing on which Holdings completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property (together with the Base Lock-Up Period, the “Lock-Up Period”). For purposes hereof, (A) the “Special Restricted Securities” shall mean a number of Holdings Ordinary Shares to be received by the Sponsor and the Insiders pursuant to the Business Combination Agreement (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions) equal to the aggregate number of Holdings Ordinary Shares that the Company and SPAC, in their respective sole discretion, provide to PIPE Investors as an incentive to enter into the applicable Subscription Agreement (including, if any PIPE Investor is purchasing Holdings Ordinary Shares at a price lower than $10.10 per share, the number of Holdings Ordinary Shares that would have been provided to the PIPE investor to incentivize the PIPE Investor to purchase Holdings Ordinary Shares at $10.10 per share), provided that the number of Special Restricted Securities shall not exceed 3,552,500 Holdings Ordinary Shares, (B) the “Base Restricted Securities” shall mean a number of Holdings Ordinary Shares to be received by the Sponsor and the Insiders pursuant to the Business Combination Agreement (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions) equal to 6,660,938 minus the number of Special Restricted Securities, and (C) the “Restricted Securities” shall mean the Special Restricted Securities and the Base Restricted Securities, together.

[1]	Note to Draft: Insiders to be removed as parties to the extent all Restricted Securities are held by the Sponsor immediately following Closing.

(b)	Notwithstanding the provisions set forth in Section 1(a), Transfers of the Restricted Securities that are held by the Sponsor or any of the Insiders (and that have complied with this Section 1(b)) are permitted during the applicable Lock-Up Period (i) in the case of the Sponsor, any Insider or their respective permitted transferees, to Holdings’ officers or directors, any Affiliates or immediate family members of any of Holdings’ officers or directors, any members of the Sponsor, or any Affiliates of the Sponsor, (ii) by virtue of the laws of the Sponsor’s jurisdiction of incorporation or organization, the Sponsor’s organizational documents or the rights attaching to the equity interests in the Sponsor upon dissolution of the Sponsor, (iii) in connection with the exercise of any options, warrants or other convertible securities to purchase Holdings Ordinary Shares (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis) to the extent that any Holdings Ordinary Shares issued upon such exercise are Restricted Securities subject to the applicable restrictions under Section 1(a) of this Agreement, (iv) to satisfy tax withholding obligations in connection with the Sponsor’s equity incentive plans or arrangements, (v) in connection with any bona fide mortgage, pledge or encumbrance to a financial institution, as collateral or security in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof, (vi) by Sponsor to any entity including any fund, partnership, company or investment trust to whom the Sponsor transfers interests in one or more of its portfolio of investments, or any successor entity following a restructuring transaction of that Sponsor, (vii) in connection with a transfer pursuant to a bona fide third party tender offer, merger, consolidation, liquidation, share exchange or other similar transaction made to all holders of Holdings Ordinary Shares involving a change of control of Holdings or which results in all of the holders of Holdings Ordinary Shares having the right to exchange their Holdings Ordinary Shares for cash, securities or other property subsequent to the consummation of such transaction; provided, that in each of clauses (i) through (vii), the transferee must enter into a written agreement in substantially the same form of this Agreement, agreeing to be bound by the terms of the applicable restrictions under Section 1(a) of this Agreement (unless the transferee is Holdings). If dividends are declared and payable on the Sponsor’s or any Insider’s Restricted Securities, such dividends will also be Restricted Securities subject to the applicable restrictions under Section 1(a) of this Agreement.

(c)	If any Transfer is made or attempted contrary to the provisions of this Agreement, such Transfer shall be null and void ab initio, and Holdings shall refuse to recognize any such transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Holdings may impose stop-transfer instructions with respect to the Restricted Securities of the Sponsor or any of the Insiders (and any permitted transferees and assigns thereof) until the end of the applicable Lock-Up Period.

(d)	During the applicable Lock-Up Period, each certificate and book entry position evidencing any Restricted Securities (if any are issued) shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [●], 2023, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e)	For the avoidance of any doubt, the Sponsor and each Insider shall retain all of its, his or her rights as a shareholder of Holdings with respect to the Restricted Securities during the applicable Lock-Up Period, including the right to receive dividends and the right to vote any Restricted Securities (subject to the other provisions hereof).

(f)	For the purposes of this Section 1, “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell (including, for the avoidance of doubt, through a distribution in specie), hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

(g)	Effective as of the date of the Closing, the lock-up provisions in this Section 1 shall supersede the lock-up provisions applicable to the Restricted Securities in Section 7 of that certain letter agreement, dated as of December 9, 2021, by and among the Sponsor, the Insiders and SPAC.

2.	Miscellaneous.

(a)	Authorization. The Sponsor and each Insider hereby represents and warrants that it, he or she has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the Sponsor or such Insider, enforceable in accordance with its terms. Upon request, the Sponsor and each Insider will execute any additional documents necessary in connection with enforcement hereof. Any obligations of Sponsor or an Insider shall be binding upon the successors and assigns of Sponsor or such Insider from and after the date hereof.

(b)	Termination. This Agreement shall automatically terminate upon the expiration of the Lock-Up Period, and all rights and obligations of the Parties hereunder shall be of no further force or effect.

(c)	Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure solely to the benefit of the Parties hereto and their respective permitted successors and assigns. Except as otherwise provided in this Agreement, this Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of all Parties hereto. Any assignment without such consent shall be null and void; provided, that no such assignment shall relieve the assigning Party of its obligations hereunder.

(d)	Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

(e)	Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The Parties hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any Party and (b) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each Party further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(f)	WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(f).

(g)	Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h)	Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery (a) in person, (b) by e-mail (without receiving notice of non-receipt or other “bounce-back”), (c) by reputable, nationally recognized overnight courier service or (d) by registered or certified mail, prepaid and return receipt requested; provided, however, that notice given pursuant to clauses (c) and (d) above shall not be effective unless a duplicate copy of such notice is also given in person or by e-mail (without receiving notice of non-receipt or other “bounce-back”); in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Holdings, to: Air Water Ventures Ltd Unit 3, Kizad KLP FZ, Kizad Abu Dhabi, UAE PO Box 109214 Attention: Alex Guy Email: alex@akp-ag.com with a copy (which will not constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Attn: James Hu
Email: james.hu@whitecase.com

and

White & Case LLP
609 Main Street, Suite 2900
Houston, Texas 77002
Attn: Jason A. Rocha
Email: Jason.rocha@whitecase.com

If to the Sponsor or Insider, to: Athena Technology Sponsor II, LLC 445 5th Avenue New York, New York 10018 Attention: Email:

with a copy (which will not constitute notice) to:

Latham & Watkins LLP
811 Main Street, Suite 3700

Houston, TX 77002
United States
Attn: Ryan Maierson and Daniel Breslin
Email: ryan.maierson@lw.com; daniel.breslin@lw.com

(i)	Amendments and Waivers. This Agreement may be amended, supplemented, modified or waived only by execution of a written instrument signed by each of the Parties. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(j)	Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(k)	Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Parties further agree that each party shall be entitled to seek specific performance of the terms hereof and immediate injunctive relief and other equitable relief to prevent breaches, or threatened breaches, of this Agreement, without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree (i) not to assert that a remedy of specific enforcement pursuant to this Section 2(k) is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (ii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(l)	No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship between the Parties, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among the Parties.

(m)	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly superseded; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the Business Combination Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights, remedies or obligations of the Parties under any other agreement among the Parties or any certificate or instrument executed by the Sponsor or any Insider in favor of Holdings, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of the Parties under this Agreement.

(n)	Further Assurances. From time to time, at another Party’s request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(o)	Counterparts; Facsimile. This Agreement may be executed and delivered (including by facsimile, email or other electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

HOLDINGS

THE AIR WATER COMPANY

By:
Name:
Title:

[Signature Page to Lock-Up Agreement (Sponsor)]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

SPONSOR

ATHENA TECHNOLOGY SPONSOR II, LLC

By:
Name:
Title:

[Signature Page to Lock-Up Agreement (Sponsor)]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

INSIDER

By:
Name:	Isabelle Freidheim

Address:

[Signature Page to Lock-Up Agreement (Sponsor)]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

INSIDER

By:
Name:	Anna Apostolova

Address:

[Signature Page to Lock-Up Agreement (Sponsor)]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

INSIDER

By:
Name:	Kirthiga Reddy

Address:

[Signature Page to Lock-Up Agreement (Sponsor)]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

INSIDER

By:
Name:	Judith Rodin

Address:

[Signature Page to Lock-Up Agreement (Sponsor)]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

INSIDER

By:
Name:	Randi Zuckerberg

Address:

[Signature Page to Lock-Up Agreement (Sponsor)]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

INSIDER

By:
Name:	Sharon Brown-Hruska

Address:

[Signature Page to Lock-Up Agreement (Sponsor)]